UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
February 8, 2007
(Date of earliest event reported)
Double-Take Software, Inc.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-33184	20-0230046

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

257 TURNPIKE ROAD, SUITE 210
SOUTHBOROUGH, MASSACHUSETTS	01772	877-335-5674

(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Section 2 – Financial Information
Item 2.02 Results of Operations and Financial Condition.
On February 8, 2007, Double-Take Software, Inc. issued a press release reporting financial results for the quarter and year ended December 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1	Double-Take Software, Inc. press release dated February 8, 2007, announcing financial results for the quarter and year ended December 31, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Double-Take Software, Inc.
Date: February 8, 2007	By:	/s/ S. CRAIG HUKE
S. Craig Huke
Vice President and Chief Financial Officer

EXHIBIT INDEX
99.1	Double-Take Software, Inc. press release dated February 8, 2007, announcing financial results for the quarter and year ended December 31, 2006.